Exhibit 10.20

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	1

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5 PROJECT NO, (If applicable)
0014		See Block 16C
5. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code PFENEX, INC 1358378 FENEX BIOPHARMACEUTICALS, INC. 10790 ROSELLE ST SAN DIEGO CA 921211718			(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201000045C
10B. DATED (SEE ITEM 13)
CODE 1358378		FACILITY CODE		07/30/2010

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour end date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this Amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION. DATA (if required)
See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X
	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor is not X is required to sign this document and return 1 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:    27-1356759

DUNS Number:    013603710

A. The purpose of this modification is to transfer the inventory on the attached list from this expired contract HHS0100201000045C to active contract HHSO100201500011C.

SEE ATTACHED

B. This is a bilateral administrative no-cost modification. The total contract amount and all other terms and conditions remain the same.

Period of Performance: 07/30/2010 to 08/31/2015

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Lucy - Chief Business Officer		THOMAS P. HASTINGS

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B: UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Patrick Lucy (Signature of person authorized to sign)	10/19/15	/s/ Thomas P. Hastings (Signature of Contracting Officer)	10/20/15

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.	Inventory

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pfenex Confidential	Page 1 of 6

[***]

item number	Description	Concentration		Volume		Container		Lot #		Date of Manuf.		Storage		Amount		Inventory date		Storage location
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pfenex Confidential	Page 2 of 6

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Sentry item number	Description	Concentration		Volume		Container		Lot #		Date of Manuf.		Storage		# Vials		Inventory date		Storage location
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]

[***]

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pfenex Confidential	Page 3 of 6

[***]

Reagent/Materials Name	mrPA lot/DOM	Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]

[***]

Reagent/Materials Name	mrPA lot	Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pfenex Confidential	Page 4 of 6

[***]

Reagent/Materials Name	Lot	Description	Amount left (units)		Storage Condition (°C)		Date

[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]

Reagent/Materials Name	Source	Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]

Reagent/Materials Name	Strain	Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pfenex Confidential	Page 5 of 6

Reagent/Materials Name		Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]	[***]	[***]	[***	]	[***	]	[***	]

[***]

Reagent/Materials Name		Description	Amount left (units)		Storage Condition (°C)		Date
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]
[***]	[***]	[***]	[***	]	[***	]	[***	]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pfenex Confidential	Page 6 of 6